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                                   EXHIBIT A
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                           Agreement of Joint Filing
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     The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Common Stock of Niku Corporation shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G.

Dated:  February 14, 2001

                                 Vector Capital II, L.P., a Delaware Limited
                                 Partnership

                                 By:  /s/  Val E. Vaden
                                      ------------------------------------------
                                      Val E. Vaden
                                      Authorized Signatory

                                 Vector Entrepreneur Fund II, L.P., a Delaware Limited Partnership

                                 By:  /s/  Val E. Vaden
                                      ------------------------------------------
                                      Val E. Vaden
                                      Authorized Signatory

                                 Vector Member Fund II, L.P., a Delaware Limited Partnership

                                 By:  /s/  Val E. Vaden
                                      ------------------------------------------
                                      Val E. Vaden
                                      Authorized Signatory

                                 Vector Capital Partners II, L.L.C.., a Delaware Limited Liability Company

                                 By:  /s/  Val E. Vaden
                                      ------------------------------------------
                                      Val E. Vaden
                                      Authorized Signatory

                                 Alexander R. Slusky

                                 By:  /s/  Alexander R. Slusky
                                      ------------------------------------------
                                      Alexander R. Slusky

                                 Val E. Vaden

                                 By:  /s/  Val E. Vaden
                                      ------------------------------------------
                                      Val E.Vaden